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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              February 8, 2002
             (Date of Report (Date of Earliest Event Reported))



                      Municipal Mortgage & Equity, LLC
           (Exact Name of Registrant as Specified in Its Charter)


         Delaware                  011-11981                52-1449733
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)         Identification Number)
    of Incorporation)



       218 North Charles Street, Suite 500                    21201
               Baltimore, Maryland                         (Zip Code)
     (Address of Principal Executive Offices)



                                (443) 263-2900
             (Registrant's Telephone Number, Including Area Code)








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ITEM 5.     OTHER EVENTS.

      On February 8, 2002, Municipal Mortgage & Equity, LLC (the "Registrant"), announced the pricing of an underwritten offering of 3,000,000 of common shares and that the Registrant had granted the underwriters an overallotment option of up to 450,000 additional shares (the "Offering"). Reference is made to the press release, dated February 8, 2002, annexed hereto as Exhibit 20.1, for further information regarding the Offering.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

                    Exhibit No.  Description of Document

                        1.1 Purchase Agreement, dated February 8, 2002, among the Registrant and the several Underwriters named therein.

                       20.1 Press release, dated February 8, 2002, announcing the pricing of the Offering.
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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    MUNICIPAL MORTGAGE & EQUITY, LLC



Date: February 11, 2002             By: /s/ Michael L. Falcone
                                       -----------------------------
                                        Michael L. Falcone
                                        President